UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Subordinated Convertible Notes

On May 31, 2017 (the “Issuance Date”), Inpixon, a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the institutional accredited investors identified in the Schedule of Buyers attached thereto (each, a “Buyer” and collectively, the “Buyers”), pursuant to which the Company agreed to issue and sell to the Buyers subordinated convertible promissory notes in an aggregate principal amount of $2,200,000 (the “Principal Amount”) due on May 31, 2018 (each, a “Note” and collectively, the “Notes”) for an aggregate purchase price of $2,000,000, representing an approximately 9% original issue discount (the “Transaction”).

The net proceeds from the sale of the Notes will be used for, among other things, (i) costs and expenses relating to the sale of the Notes to the Buyers, (ii) outstanding amounts due and payable to Company counsel, (iii) $200,000 payable to Hillair Capital Investments L.P. (“Hillair”) in connection with that certain 8% Original Issue Discount Senior Convertible Debenture, dated as of August 9, 2016, held by Hillair (the “Debenture”), and (iv) general working capital purposes, including the payment of trade payables (which may be through the Company’s line of credit with GemCap Lending I, LLC (“GemCap”)) in the ordinary course of the Company’s business and prior practices.

Interest and Conversion. Interest on the Notes accrues at a rate of 10.0% per annum and is payable on the maturity date or any applicable redemption date in cash, or upon notice to the holder and compliance with certain equity conditions as set forth in the Notes, in shares of the Company’s common stock (the “Interest Shares”), provided that the maximum aggregate amount of interest that the Company may elect to pay in Interest Shares will not exceed an amount equal to 5% of the total interest payable under the terms of the Notes. The number of Interest Shares to be paid for any interest payment is equal to the quotient of (x) the applicable dollar amount to be paid divided by (y) the Conversion Price (as defined below). The Notes are convertible at any time on or after the 150th day immediately following the Issuance Date (the “Initial Conversion Date”) at the option of the holder into shares of the Company’s common stock (the “Conversion Shares” and together with the Notes and the Interest Shares, the “Securities”) at a fixed conversion price of $1.00 per share, subject to adjustments as provided in the Notes (the “Conversion Price”).

At no time will any Buyer be entitled to convert any portion of its Note into Conversion Shares or receive any Interest Shares in respect of its Note to the extent that it would result in such Buyer beneficially owning more than 4.99% of the Company’s common stock (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder), (the “Beneficial Ownership Limitation”). Furthermore, under applicable rules of the NASDAQ Stock Market and as set forth in the Notes, the Company is prohibited from issuing shares of its common stock in connection with the Transaction, including as Conversion Shares upon conversion of the Notes or as Interest Shares or otherwise, in excess of 538,065 shares in the aggregate, which number represents 19.99% of the total outstanding shares of the Company’s common stock as of the date of the Purchase Agreement (the “Maximum Share Limitation”), unless the Company obtains stockholder approval of such issuance of common stock in accordance with the rules of The NASDAQ Stock Market and the Company’s articles of incorporation and bylaws. The Company has agreed to seek such stockholder approval at the next annual or special meeting of stockholders, which must be held no later than December 31, 2017.

Company Optional Redemption. Subject to the satisfaction of certain equity conditions set forth in the Notes, the Company has the option to redeem the Notes at any time after the Issuance Date in cash at a redemption price equal to: (i) with respect to a redemption on or prior to the 120th day immediately following the Issuance Date, 110% of the outstanding balance of the Notes (including (A) outstanding principal and interest thereunder, (B) the amount of any interest that would have accrued thereunder for the period from the applicable redemption date through the maturity date (the “Make-Whole Amount”) and (C) any late charges thereunder (collectively, the “Conversion Amount”)) being redeemed, (ii) with respect to a redemption on or after the 121st day immediately following the Issuance Date and on or prior to the 180th day immediately following the Issuance Date, 115% of the Conversion Amount being redeemed, and (iii) with respect to a redemption on or after the 181st day immediately following the Issuance Date, 130% of the Conversion Amount being redeemed; provided that at any time following the Initial Conversion Date and prior to the date the entire redemption price is paid in full, any holder of a Note may elect to convert all or any portion of the Conversion Amount of its Note being redeemed into shares of common stock at the Conversion Price then in effect under the Notes.

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Qualified Public Offering Redemption. Upon the consummation by the Company of a Qualified Public Offering (as defined in the Notes) of the Company’s securities resulting in aggregate gross cash proceeds to the Company of at least $5,000,000, holders of the Notes may, in their sole discretion, require the Company to redeem the Notes in cash with the net proceeds from such Qualified Public Offering at a redemption price (the “Qualified Public Offering Redemption Price”) equal to: (i) with respect to any redemption related to a Qualified Public Offering (each, a “Qualified Public Offering Redemption Date”) on or prior to the 120th day immediately following the Issuance Date, 110% of the Conversion Amount being redeemed on such Qualified Public Offering Redemption Date, (ii) with respect to any Qualified Public Offering Redemption Date on or after the 121st day immediately following the Issuance Date and on or prior to the 180th day immediately following the Issuance Date, 115% of the Conversion Amount being redeemed on such Qualified Public Offering Redemption Date, and (iii) with respect to any Qualified Public Offering Redemption Date on or after the 181st day immediately following the Issuance Date, 130% of the Conversion Amount being redeemed on such Qualified Public Offering Redemption Date; provided that at any time following the Initial Conversion Date and prior to the date the entire redemption price is paid in full, any holder of a Note may elect to convert all or any portion of the Conversion Amount of its Note being redeemed into shares of common stock at the Conversion Price then in effect under the Notes. From and after the Issuance Date through and including the 45th trading day immediately following the Issuance Date, the Company will not be permitted to consummate a Qualified Public Offering without the Required Holders (as defined in the Notes) consent unless the Company utilizes the net proceeds from such Qualified Public Offering to redeem all of the Notes in full at such Qualified Public Offering Redemption Price.

Default Events. The Notes include customary event of default provisions, and provide for a default interest rate of 18%. Upon the occurrence of an event of default, a holder of a Note may require the Company to pay in cash the “Event of Default Redemption Price” which is defined in the Notes to mean the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) 125% (or 100% if an insolvency related event of default) and (ii) the product of (X) the Conversion Price in effect at that time multiplied by (Y) the product of (1) 125% (or 100% if an insolvency related event of default) multiplied by (2) the greatest closing sale price of the Company’s common stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment required to be made under this provision; provided that at any time following the Initial Conversion Date and prior to the date the entire Event of Default Redemption Price is paid in full, any holder of a Note may elect to convert all or any portion of the Conversion Amount of its Note being redeemed into shares of common stock at the Conversion Price then in effect under the Notes.

Certain Prohibited Actions and Covenants. From and after the Issuance Date through and including the 45th trading day immediately following the Issuance Date, the Company is prohibited from offering, issuing or selling any equity or debt securities, including any equity-linked securities or securities exercisable, exchangeable or convertible into any capital stock of the Company (including common stock), without the consent of the Required Holders, other than Excluded Securities (as defined in the Purchase Agreement) or securities issued in connection with certain specified transactions, including a Qualified Public Offering, the net proceeds of which are utilized solely to repay outstanding amounts under the Notes until all of the Notes are repaid in full in accordance with their terms and are no longer outstanding. Furthermore, for as long as any Buyer or any of its respective affiliates holds any Notes, the Company may not, without the prior written consent of the Required Holders, directly or indirectly, effect or enter into any agreement or transaction that would or would reasonably be expected to constitute or involve a Variable Rate Transaction (as defined in the Purchase Agreement), other than securities issued in connection with certain specified transactions, including a Qualified Public Offering, the net proceeds of which are utilized solely to repay outstanding amounts under the Notes until all of the Notes are repaid in full in accordance with their terms and are no longer outstanding. In addition, the Notes contain certain additional restrictive covenants, including, without limitation, certain restrictions on the incurrence of additional indebtedness, the creation of new liens or encumbrances, issuance of securities at an effective price per share less than the Conversion Price, certain asset sales and certain cash payments in respect of indebtedness, subject to certain exceptions or consent from the Required Holders.

The Company agreed to pay up to $30,000 of reasonable attorneys’ fees and expenses incurred by certain of the Buyers in connection with the Transaction. The Purchase Agreement also provides for indemnification of the Buyers and their respective affiliates in the event that they incur losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to, among other things, a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

The description of the Notes and the Purchase Agreement is qualified in its entirety by the full text of the Notes and the Purchase Agreement, copies of which are filed herewith as Exhibits 4.1 and 10.1, respectively, and which are incorporated herein by reference.

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GemCap Waiver and Consent

On May 31, 2017, the Company and GemCap entered into a waiver and consent (the “GemCap Waiver”) to the Loan and Security Agreement dated as of November 14, 2016, as amended, to permit the Company to enter into the Transaction. As a result, with respect to the Transaction, the Company may incur additional indebtedness and repay or redeem the Notes in accordance with the terms and conditions of the Notes.

All descriptions of the GemCap Waiver herein are qualified in their entirety by reference to the text of such document filed as Exhibit 10.2 hereto, which is incorporated herein by reference.

Hillair Waiver and Consent

On May 31, 2017, the Company and Hillair entered into a waiver and consent (the “Hillair Waiver”) related to the Debenture to permit the Company to enter into the Transaction. As a result, with respect to the Transaction, the Company may incur additional indebtedness and repay or redeem the Notes in accordance with the terms and conditions of the Notes. In addition, Hillair agreed to waive the anti-dilution adjustment in the Debenture with respect to the Conversion Price in the Notes. In consideration of the Hillair Waiver, the Company agreed to pay $200,000 to Hillair as repayment of a portion of the outstanding principal amount of the Debenture.

All descriptions of the Hillair Waiver herein are qualified in their entirety by referene to the text of such document filed as Exhibit 10.3, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information provided in response to Item 1.01 of this report with respect to the Debenture, is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The sale of the Securities to the Buyers was not subject to any underwriting discounts or commissions. The issuance and sale of the Securities was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Act and Rule 506 of Regulation D thereunder (“Regulation D”), based on the fact that each Buyer is an “accredited investor,” as such term is defined in Rule 501 of Regulation D, in a transaction not involving a public offering. The Securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

Exhibit 4.1*	Form of Subordinated Convertible Note.

Exhibit 10.1*	Securities Purchase Agreement, dated as of May 31, 2017, by and between Inpixon and the investors listed on the Schedule of Buyers attached thereto.

Exhibit 10.2*	Waiver and Consent by and between Inpixon and GemCap Lending I, LLC dated May 31, 2017.

Exhibit 10.3*	Waiver and Consent by and between Inpixon and Hillair Capital Investments L.P. dated May 31, 2017.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: June 1, 2017	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit Number	Exhibit Description

Exhibit 4.1*	Form of Subordinated Convertible Note.

Exhibit 10.1*	Securities Purchase Agreement, dated as of May 31, 2017, by and between Inpixon and the investors listed on the Schedule of Buyers attached thereto.

Exhibit 10.2*	Waiver and Consent by and between Inpixon and GemCap Lending I, LLC dated May 31, 2017.

Exhibit 10.3*	Waiver and Consent by and between Inpixon and Hillair Capital Investments L.P. dated May 31, 2017.

* Filed herewith.

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